Exhibit 99
June 2025 Investor Presentation

2 The forward-looking statements contained in this presentation are subject to various risks and known and unknown uncertainties. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that the Company’s expectations will be achieved. Factors which could cause the Company’s actual results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by such statements are set forth under the captions “Item 1A. Risk Factors” and “Forward-Looking Statements” in our annual report on Form 10-K and in our quarterly reports on Form 10-Q and described from time to time in the Company’s filings with the SEC. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. This presentation contains certain non-GAAP financial measures, including Net Operating Income (NOI), Funds From Operations (FFO), and Funds From Operations, as adjusted (FFO, as adjusted). The definitions of these terms, the reasons for their use, and reconciliations to the most directly comparable GAAP measures are included in our Earnings Release as well as the Non-GAAP Financial Measures section under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our annual report on Form 10-K and quarterly reports on Form 10-Q, and described from time to time in the Company’s filings with the SEC. Safe Harbor Statement Use of Non-GAAP Financial Measures

Introduction to CubeSmart 3 A high-quality portfolio in an attractive industry with proven returns 1. Period ended December 31, 2024 2. As of March 31, 2025 3. Market value of common equity and book value of debt as of March 31, 2025 4. Annual dividends declared for period ended December 31, 2024 1,287 Properties1 $13.2B Enterprise Value3 65% 5-year total shareholder return1 56% 5-year growth in FFO per share, as adjusted1 $2.8B 5-year acquisition volume1 59% 5-year dividend growth4 1,528 Properties2 48.1 M Total owned square feet2 6.8% 5-year same-store NOI CAGR1 Baa2/ BBB Credit Rating CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance

Why CubeSmart? 4 A company built to perform throughout all phases of the cycle Attractive Industry Well-diversified demand characteristics create strong industry fundamentals High Quality Portfolio Growing the platform through high-quality investments creating industry-leading portfolio demographics Operational Excellence Sophisticated operating platform drives efficiencies and meets evolving customer needs Cash Flow Generation Disciplined investment strategy in best-in-class assets paired with a conservative balance sheet generates stable cash flows Experienced Leadership Team Extensive self-storage and publicly traded REIT background with a successful track record of operating through various macroeconomic environments CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance

5 Experienced Management Team Strong track record of creating shareholder value and driving performance Years with 14 CubeSmart Years in 15 Self-Storage Years at publicly-traded REITs 17 Christopher Marr President & Chief Executive Officer Tim Martin Chief Financial Officer Jeffrey Foster Chief Legal Officer Jen Schulte Chief Human Resources Officer Average Executive Officer Tenure CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance Guy Middlebrooks Executive Vice President, Operations Amy Cross Executive Vice President, IT, Data Science & Marketing

6 Strong Corporate Governance Supporting the long-term interests of all shareholders Board Practices  The Board is composed of nine Trustees, including eight independent Trustees  Separate Board Chair & Chief Executive Officer  Regular executive sessions of independent Trustees  Annual Board & Committee self-evaluations  Share ownership guidelines for Executive Officers and Trustees  Anti-hedging and anti-pledging policies  Code of Business Conduct & Ethics for employees and Trustees  Risk oversight by Board and Committees  Wide range of relevant experience and qualifications among Trustees CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance Governance Rating Consistently Among Best in REIT Sector ISS Corporate Governance Rating of 2, placing the Company in the top 20% of all publicly traded companies in terms of good corporate governance Shareholder Rights  Annual election of Trustees  Annual say-on-pay votes  Single voting class of stock  Shareholder right to call special meeting

CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance

A History of Growth

Consistent execution on strategic objectives

2004 — U-STORE-IT
U-Store-It initial public offering

2006
Arrival of current management team

2010 — CubeSmart Management
Acquired United Stor-All to establish the third-party management program

2011 — STORAGE DELUXE
Acquired 22-store Storage Deluxe portfolio located primarily in NYC for $560 million

2011
Rebranded the company as CubeSmart

2012
Issued debut investment-grade unsecured senior notes

2018
Opened 1,000th CubeSmart location

2020
Launched fully online rental platform, SmartRental

2021 — StorageWest
Acquired 59-store Storage West portfolio in major southwest markets for $1.7 billion

2024 — Hines
Acquired 85% interest in 14-store portfolio in Dallas for $157.3 million

2025 — HEITMAN
Acquired remaining 80% interest in 28-store HVP IV joint venture for $452.8 million

CubeSmart 7

Quality-Driven Value Creation Strategy 8 Focus on quality throughout the platform Quality Platform Sophisticated, fully integrated platform focused on providing flexible and efficient service delivery to maximize property cash flows over the long term Quality Portfolio Disciplined investment strategy to grow our nationwide portfolio of best-in-class assets in core markets with strong demographics and demand profiles Quality Balance Sheet Investment-grade balance sheet provides flexibility to access a full array of capital sources to finance growth opportunities Quality Company Continued focus on corporate responsibility and risk management to ensure sustainable long-term growth CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance

Attractive Industry Dynamics 9 Strong sector fundamentals generate outsized long-term returns Dynamic Demand Wide range of needs drives demand for the product throughout all economic cycles Increasing Utilization Newly identified sources of demand have increased utilization and product awareness High Margins Low expense load & cap-ex requirements drive more cash flow to the bottom line Short-Term Leases Month-to-month leases allow for rapid repricing in response to changing economic conditions 50% 103% 547% 0% 100% 200% 300% 400% 500% 600% 5-Year 10-Year 15-Year Self-Storage REIT Average Return vs RMZ1 Storage REITs RMZ Index 1. Period ended December 31, 2024 Source: S&P Global Capital IQ, storage REIT straight average total return for CUBE, PSA, & EXR CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance

Industry Backdrop 10 Current industry backdrop sets the stage for long-term future growth Fragmentation Fragmented ownership creates further opportunity for external growth and consolidation New Supply Development headwinds will reduce new deliveries, creating a tailwind for operational performance Long-Term Cash Flow Stability Proven track record of cash flow growth across cycles Housing Market 30-year low existing home sales are a current headwind to the seasonal segment of demand, but represents pent-up demand when trends normalize CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance

Diversified Portfolio in Quality Markets 11 National platform focused in core markets drives long-term value Owned NOI from top-40 MSAs1 States with Managed Stores Only States with Owned Stores 90% 191 Markets 42 States (& Washington DC) National Scale Exposure to secondary and tertiary markets through third-party management and joint ventures further diversifies the portfolio and leverages the operating platform Primary Markets Owned portfolio predominantly concentrated in core markets with strong demographics CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance 1. For the three months ended March 31, 2025 2. Map reflects portfolio as of March 31, 2025

Industry-Leading Demographics Generate Long-Term Value 12 Quality market focus creates a strong demand backdrop and cash flow stability 1. Source: Evercore ISI Research Report dated March 20, 2025 2. Total owned portfolio NOI for the three months ended March 31, 2025, market ranking by population per US Census Bureau 0 50 100 150 200 CUBE PSA EXR NSA Avg 3-Mile Population Density (000’s)1 65 75 85 95 105 CUBE PSA EXR NSA Avg 3-Mile Median Household Income (000’s)1 40% 80% 90% 0% 25% 50% 75% 100% Top 5 Markets Top 25 Markets Top 40 Markets % of Owned Store NOI Strong Demographics 2 A strategic focus on submarkets with attractive demographics for stable, long-term demand trends Mature Markets Larger core markets support more stable demand trends throughout the economic cycle CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance

CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance

New York City Market Leader

Competitive advantage in the largest market is a key component of our long-term strategy

Best-In Class Portfolio
Our NYC stores make up the largest portfolio of purpose-built, Class-A properties in the outer boroughs that create vibrant billboards for our brand

Unique Submarkets
Each borough features a robust local economy with its own unique, stable demand drivers

Portfolio Composition[1]


All Other Markets
Bronx 5.4%
Brooklyn 4.6%
Queens 5.7%
Other NYC 0.9%
Northern NJ 4.4%
Westchester 1.5%
Long Island 1.5%

Lowest Supplied Market
Supply across the three key outer boroughs is 2.6 SF per capita[2], the lowest nationally and less than half the national average of 7.8 SF per capita[3]. Supply pipeline is waning due to recent legislative changes removing self-storage eligibility for the ICAP tax incentive program


Bronx
Manhattan
Queens
Brooklyn
Staten Island
Owned
Managed

1. Total portfolio NOI for the three months ended March 31, 2025
2. Source: CubeSmart internal market research
3. Source: 2025 Self-Storage Almanac

CUBESMART 13

Sophisticated Operating Platform Drives Efficiencies 14 Foundation of propriety solutions creates flexibility for the future Technological Platform Sophisticated foundational systems provide scalability for a fully-integrated experience across platforms Customer Capture Attract the greatest share of demand across all channels through cutting-edge strategies Dynamic Pricing Maximize revenue through real-time pricing decisions that balance occupancy and rate Service-Oriented Model Provide award-winning customer service to meet the many needs of our customers across all touchpoints, no matter how they prefer to interact with us Ongoing Optimization Continually test new strategies to evolve and capture further efficiencies CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance

CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance

Optimization Throughout the Customer Journey

Thoughtful enhancements across all touchpoints for a fully integrated experience

Research

Paid Search
Bid on ~2+ million keywords

Brand Marketing
Further build brand awareness, making CUBE an operator of choice

Social Media
Innovative tactics to reach prospective customers

Reservation

Website
Interact with 22 million visitors annually[1]

Sales Center
Receive 921k calls annually[1]

RateSmart
Leverage demand & elasticity trends to generate optimal pricing

Rental

SmartRental
~40% of customers rent through SmartRental

In-Store Teammates
Reduce friction throughout the rental process

CAM Video Agents
Providing personal interaction even in a remote environment

Existing Customer

CubeSmart Mobile App
Enhanced customer interaction

Rate Increases
Maximize revenue through individually-optimized customer rate increases

Digital Access Systems
Smartphone gate access improves experience

Proprietary HIVE Point of Sale System
Flexible platform to manage customer interactions across all channels

Cloud-based Data Warehouse
Utilize customer data to further optimize operations

1. Data for full year ended December 31, 2024

CubeSmart 15

Multi-Faceted External Growth Strategy Creates Long-Term Value 16 Building our portfolio through strategic investment and growth Development & Lease-Up Build and acquire purpose-built properties in top markets to generate elevated growth over the long term Third-Party Management Drive mutually-beneficial value creation by building additional scale and cash flow from our platform High-Quality Acquisitions Target acquisitions of well positioned, quality assets in markets with strong demographics and demand trends CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance Value-Add Joint Ventures Generate outsized returns, reduce risk and enhance further diversification through acquisitions with partners

Robust Portfolio Growth 17 Strategically increasing the size of the platform Increase in stores on the platform since 2010 232% Customers across the portfolio, a 607k increase from 2010 798k 0 200 400 600 800 1000 1200 1400 1600 1800 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Wholly-Owned Joint Venture Managed 1,528 460 Multi-faceted growth strategy, leveraging all avenues to enhance scale and efficiencies 1. As of March 31, 2025 CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance 1

CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | **Targeted Investments** | Strong Fundamentals, Consistent Performance

Accretive Acquisitions Create Long-Term Value

Disciplined investment strategy to prudently build our portfolio

$6.1B
Consolidated acquisitions since 2010

$2.1B
Acquisitions from third-party management[1]

76%
Acquisitions in top-25 MSAs[2]

Strong Demographics
Focus on submarkets with attractive demographics and strong long-term demand characteristics

Complement Existing Portfolio
Continue to identify opportunities to improve coverage across core markets

Platform Value-Add
Placing new properties on the CubeSmart platform generates multi-year yield expansion

Strategic Lease-up Opportunities
Acquire properties in lease-up to generate elevated returns


CUBESMART
self storage

1. As of March 31, 2025
2. Since 2010

CubeSmart
18

Strategic Joint Ventures Complement our Growth Strategy 19 Opportunistic investment with partners adds value to our portfolio strategy $900M Acquired in joint ventures1 47 Properties in existing ventures1 46 Properties acquired from JVs upon exit Strong Returns Fee revenue and promoted interests increase our return profile for transactions Investment Diversification Further diversifying cash flow and exposure to markets outside of core acquisition strategy Opportunistic Unstabilized Acquisitions Spread investment capital across additional transactions through a minority investment while mitigating dilution through fees Acquisition Opportunities Build a network of partners to share industry insights and trends 1. Unconsolidated joint ventures as of March 31, 2025. Excludes two unconsolidated joint ventures acquired as a part of the Storage West transaction. CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance

Targeted Development Creates Long-Term Value 20 Enhancing our portfolio in select markets with flagship properties Partner with Local Developers Work with developers that have local market expertise and can source high-quality sites Focus on Top Markets Target projects in irreplicable infill locations that generate attractive long-term risk-adjusted returns Operational Expertise Leverage CubeSmart’s operating platform to optimally design and efficiently lease up new stores Refresh Portfolio Enhance the quality of our existing portfolio through purpose-built, trophy assets that showcase our brand $746M New development delivered1 $37M Projects in the pipeline2 100% Development in top-10 MSAs 1. Development deliveries as of March 31, 2025 (does not include C/O acquisitions) 2. As of March 31, 2025 CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance

Third Party Management Generates Additional Growth 21 Mutually beneficial relationships create long-term value for our shareholders 869 Properties1 $41M Management fee revenue2 250+ Relationships Enhanced Profitability Creates additional revenue streams through management, tenant insurance, and other fees Additional Scale Expands our national footprint and brand, increasing operational efficiencies Acquisition Pipeline Opportunity for relationship-driven transactions while utilizing our knowledge of the assets to reduce underwriting risk Industry Relationships Build a network of industry partners to share insights and trends 1. As of March 31, 2025 2. For the year ended December 31, 2024 CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance

CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | **Targeted Investments** | Strong Fundamentals, Consistent Performance

Highlighting Successful Execution: HVP IV Venture

Recognizing significant value creation through strategic investment in newly-developed stores


Minneapolis
1
Chicago
5
Philadelphia
1
Hartford
2
Stamford
1
DC Suburbs
2
Phoenix
2
Dallas
3
Austin
2
Houston
3
Atlanta
2
Jacksonville
2
Tampa
1
Naples
1

Store Count	Square Footage	Avg Occupancy	Avg Year Built
28	1,710,248	91.1%	2017

- We acquired our partner's 80% interest in the venture in February 2025 for $452.8M, which included $44.4M to repay our share of the venture's existing debt
- This transaction represents the successful culmination of a seven-year strategy, creating value for both partners
- The diversified portfolio is comprised of recent vintage stores in our target investment markets
- HVP IV Venture Highlights:
  - JV was focused on acquiring non-stabilized, early stage lease-up stores
  - Over time, the JV acquired 28 stores predominately in top-30 MSAs
  - JV structure minimized earnings dilution for CUBE during lease-up
  - Promoted returns on our minority interest created an attractive investment basis as we now own 100% of this portfolio

CubeSmart

22

Disciplined Balance Sheet Strategy 23 Ensuring stability while funding growth 300,000 342,171 382,400 550,000 512,300 350,000 450,000 500,000 - 200,000 400,000 600,000 2025 2026 2027 2028 2029 2030 2031 2032 Debt Maturity Schedule (000’s) Secured Debt Unsecured Debt Unsecured Revolving Credit Facility 4.8x Net Debt/ EBITDA 7.4x Fixed Charge Coverage Ratio $850.0M Revolving Line of Credit 3.9 years Weighted Average Maturity 88.7% % Fixed Rate Debt 3.33% Weighted Average Interest Rate Capital raised over the last five years $2.7B Investment-grade balance sheet, with well-staggered maturities and conservative leverage levels, provides access to a full range of attractively-priced capital sources to fund our growth BBB/Baa2 $13.2B Enterprise Value 25.6% Total Debt/ Enterprise Value S&P/Moody’s Investment-grade credit rating CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance Metrics as of March 31, 2025 1. Period ended December 31, 2024 1

2025 Financial Highlights 24 (0.4)% 1q25 Same-Store Revenue Growth 0.6% 1q25 Same-Store Expense Growth (0.8)% 1q25 Same-Store NOI Growth Full-Year Outlook 2 (2.0%) to 0.0% Same-store revenue growth 3.25% to 4.50% Same-store expense growth (4.00%) to (1.75%) Same-store NOI growth $2.51 to $2.59 FFO, as adjusted, per share  In the 1st quarter, acquired the remaining 80% interest in the HVP IV unconsolidated joint venture for $452.8M, including $44.4M to repay the Company’s portion of the venture’s indebtedness  Two joint venture development properties remain under construction as of March 31, with a total anticipated investment of $36.9M  Added 33 stores to the third-party management platform, with 869 stores under management as of March 31  Paid a quarterly dividend of $0.52 per common share Highlights $452.8M Buyout of partner’s remaining 80% interest in HVP IV JV 33 Stores added to the management platform1 $0.64 1q25 FFO per Share, as Adjusted 1. Year-to-date as of March 31, 2025 2. Outlook last updated as of our earnings release dated May 1, 2025 CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance

Same-Store Operational Update 25 88.0% 89.0% 90.0% 91.0% 92.0% 93.0% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Same-Store Occupancy1 2024 2025 0 5,000 10,000 15,000 20,000 25,000 30,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Same-Store Rentals1 2024 2025 - 5,000 10,000 15,000 20,000 25,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Same-Store Vacates1 2024 2025 90.9% -80 bps YOY 1. Results for the 2025 same-store pool CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance

Consistent Earnings Outperformance 26 FFO per share growth above the peer average over the past three years Consistent outperformance driven by: Sophisticated Operating Platform Maximizing revenue through innovative & efficient execution Expense Control Sector-leading same-store expense control, 300 bps lower than the peer average Disciplined Capital Allocation Focus on long-term value creation Conservative Balance Sheet Strategy Cash flow stability throughout the cycle -1.9% 2.0% 8.0% -3.5% -1.7% 6.9% -6.0% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% One-Year Two-Year Three-Year FFO, as adjusted, Per Share Growth vs Peer Average1 2022-2024 CUBE Peer Average 1. Represents average annual FFO, as adjusted, per share growth for the one-, two-, and three-year periods ended December 31, 2024. Peer group is comprised of EXR, PSA, and NSA. CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance

Long-Term Cash Flow Growth 27 A consistent history of sharing our growth with our shareholders $- $0.50 $1.00 $1.50 $2.00 $2.50 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Annual Dividend per Share +273% $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 FFO, as adjusted, per share +144% CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance Fifteen consecutive years of dividend increases, the longest active streak among storage REITs

Creating Long-Term Shareholder Value 28 Generating outperformance over the long term 0% 50% 100% 150% 200% 250% 300% Dec-14 Dec-15 Dec-16 Dec-17 Dec-18 Dec-19 Dec-20 Dec-21 Dec-22 Dec-23 Dec-2 10-Year Total Shareholder Return vs. Peer Average CUBE Storage Peer Avg +182% +168% 1 1. Market cap weighted total shareholder return for PSA and EXR as of December 31, 2024 CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance 4

Why CubeSmart? 29 A company built to perform throughout all phases of the cycle Attractive Industry Well-diversified demand characteristics create strong industry fundamentals High Quality Portfolio Growing the platform through high-quality investments creating industry-leading portfolio demographics Operational Excellence Sophisticated operating platform drives efficiencies and meets evolving customer needs Cash Flow Generation Disciplined investment strategy in best-in-class assets paired with a conservative balance sheet generates stable cash flows Experienced Leadership Team Extensive self-storage and publicly traded REIT background with a successful track record of operating through various macroeconomic environments